              As filed with the Securities and Exchange Commission

                              on February 17, 1998


                        Securities Act File No. 33-22817
                    Investment Company Act File No. 811-5600

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No.___                   [ ]


                       Post-Effective Amendment No.  10                   [X]


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                               Amendment No.  11                          [X]


                        (Check appropriate box or boxes)

          Warburg, Pincus Intermediate Maturity Government Fund, Inc.
               ..................................................
               (Exact Name of Registrant as Specified in Charter)

           466 Lexington Avenue
           New York, New York                          10017-3147
               ..................................................
           (Address of Principal Executive Offices)    (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                              Mr. Eugene P. Grace
          Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                              466 Lexington Avenue
                         New York, New York 10017-3147
               ..................................................
                    (Name and Address of Agent for Service)

                                    Copy to:

                            Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street
                         New York, New York  10022-4677


It is proposed that this filing will become effective (check appropriate box):

[X]      immediately upon filing pursuant to paragraph (b)
[ ]      on (date) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(2)
[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     -----------------------------------

          WARBURG, PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND, INC.

                                   FORM N-1A

                             CROSS REFERENCE SHEET

                     -----------------------------------



Part A
Item No.                                                  Prospectus Heading*
--------                                                  ------------------
 1.            Cover Page  . . . . . . . . . . . . . .    Cover Page

 2.            Synopsis  . . . . . . . . . . . . . . .    The Funds' Expenses

 3.            Condensed Financial Information . . . .    Financial Highlights

 4.            General Description of Registrant . . .    Cover Page; Investment Objectives and Policies; Portfolio
                                                            Investments; Risk Factors and Special Considerations; Certain
                                                            Investment Strategies; Investment Guidelines; General
                                                            Information

 5.            Management of the
                  Fund . . . . . . . . . . . . . . . .    Management of the Funds

 6.            Capital Stock and Other Securities  . .    General Information

 7.            Purchase of Securities Being Offered  .    How to Open an Account; How to Purchase Shares; Net Asset Value

 8.            Redemption or
                  Repurchase . . . . . . . . . . . . .    How to Redeem and Exchange Shares

 9.            Legal Proceedings . . . . . . . . . . .    Not applicable




-------------------------
* Relates to Registrant's Common Share prospectus, which is substantially similar to Registrant's Advisor Share prospectus.





Part B                                                 Heading in Statement of
Item No.                                               Additional Information
--------                                               -----------------------
 10.           Cover Page  . . . . . . . . . . . . .   Cover Page

 11.           Table of Contents . . . . . . . . . .   Contents

 12.           General Information and History . . .   Management of the Funds; Notes to Financial
                                                          Statements; See Prospectus--"General Information"

 13.           Investment Objectives and Policies  .   Investment Objectives; Investment Policies

 14.           Management of the Registrant  . . . .   Management of the Funds; See Prospectus--"Management
                                                          of the Funds"

 15.           Control Persons and Principal Holders
                  of Securities  . . . . . . . . . .   Management of the Funds; Miscellaneous; See Prospectus
                                                          --"General Information"

 16.           Investment Advisory and Other
                  Services . . . . . . . . . . . . .   Management of the Funds; See Prospectus--"Management
                                                          of the Funds" and "Shareholder Servicing"

 17.           Brokerage Allocation  . . . . . . . .   Investment Policies; See Prospectus--"Portfolio
                                                          Transactions and Turnover Rate"

 18.           Capital Stock and Other Securities. .   Management of the Funds--Organization of the Fund; See
                                                          Prospectus--"General Information"







Part B                                                 Heading in Statement of
Item No.                                               Additional Information
--------                                               -----------------------

 19.           Purchase, Redemption and Pricing of
                  Securities Being Offered . . . . .   Additional Purchase and Redemption Information; See
                                                          Prospectus--"How to Open an Account," "How to
                                                          Purchase Shares," "How to Redeem and Exchange
                                                          Shares" and "Net Asset Value"

 20.           Tax Status  . . . . . . . . . . . . .   Additional Information Concerning Taxes; See
                                                          Prospectus--"Dividends, Distributions and Taxes"

 21.           Underwriters  . . . . . . . . . . . .   Investment Policies; Portfolio Transactions; See
                                                          Prospectus--"Management of the Funds" and
                                                          "Shareholder Servicing"

 22.           Calculation of Performance Data . . .   Determination of Performance

 23.           Financial Statements  . . . . . . . .   Report of Independent Accountants; Financial
                                                          Statements

Part C
          Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                               February 17, 1998


                                 WARBURG PINCUS
                               FIXED INCOME FUND

                                       -

                                 WARBURG PINCUS
                            GLOBAL FIXED INCOME FUND

                                       -

                                 WARBURG PINCUS
                     INTERMEDIATE MATURITY GOVERNMENT FUND

                                       -

                                 WARBURG PINCUS
                      NEW YORK INTERMEDIATE MUNICIPAL FUND

                         [WARBURG PINCUS FUNDS LOGO]

PROSPECTUS                                                     February 17, 1998



Warburg Pincus Funds is a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:


WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund will pursue its objectives by investing in a diversified portfolio of fixed income securities.

WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund seeking to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund will pursue its objective by investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund seeking as high a level of current income as is consistent with the preservation of capital. The Fund will pursue its objective by investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital.

NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------


Common Shares that are "no load" are offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statements of Additional Information are available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling a Fund at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."


THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
  Each of Warburg Pincus Fixed Income Fund (the "Fixed Income Fund"), Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund"), Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund") and Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") (collectively, the "Funds") currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see "General Information."


                                                                 Global
                                                       Fixed     Fixed     Intermediate  New York
                                                       Income    Income    Government    Municipal
                                                        Fund      Fund        Fund         Fund
                                                       ------    ------    ----------    ---------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...............       0         0           0            0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees...................................     .42%      .50%        .11%         .32%
  12b-1 Fees........................................       0         0           0            0
  Other Expenses....................................     .33%      .46%        .50%         .28%
                                                         ---      ----         ---          ---
  Total Fund Operating Expenses (after fee
    waivers)+.......................................     .75%      .96%*       .61%*        .60%
                                                         ===      ====         ===          ===
EXAMPLE
  You would pay the following expenses
  on a $1,000 investment, assuming (1) 5% annual
    return
  and (2) redemption at the end of each time period:
   1 year...........................................    $  8      $ 10        $  6          $ 6
   3 years..........................................    $ 24      $ 31        $ 20          $19
   5 years..........................................    $ 42      $ 53        $ 34          $33
  10 years..........................................    $ 93      $118        $ 76          $75


--------------------------------------------------------------------------------

+ Annual Fund Operating Expenses for the Funds are based on actual expenses for the fiscal year ended October 31, 1997, net of any applicable fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would have equalled .50%, 1.00%, .50% and .40%, respectively; Other Expenses would have equalled .33%, .35%, .44% and .28%, respectively; and Total Fund Operating Expenses would have equalled .83%, 1.35%, .94% and .68%, respectively. The investment adviser and co-administrator are under no obligation to continue waivers and/or reimbursements.


* Operating expenses for the Global Fixed Income Fund and the Intermediate Government Fund were each reduced by .01% for the fiscal year ended October 31, 1997 as a result of certain arrangements that served to offset portions of the Funds' transfer agent expense. After reflecting these arrangements, "Total Fund Operating Expenses (after fee waivers)" for these Funds were .95% and .60%, respectively, for the fiscal year ended October 31, 1997.


                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The information regarding each Fund for the five fiscal years ended October 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.



                                                        FIXED INCOME FUND
                                                               For the Year Ended October 31,
                            -----------------------------------------------------------------------------------------------------
                              1997       1996       1995       1994      1993      1992      1991      1990      1989      1988
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $10.10     $10.07      $9.61     $10.42     $9.90     $9.61     $8.95     $9.74     $9.93     $9.62
                              ------     ------      -----     ------    ------    ------    ------    ------    ------    ------
 Income from Investment
   Operations:
 Net Investment Income
   (Loss).................      0.62       0.63       0.70       0.63      0.56      0.67      0.73      0.88      0.91      0.88
 Net Gain (Loss) from
   Securities [and Foreign
   Currency Related Items]
   (both realized and
   unrealized)............      0.33       0.03       0.46      (0.70)     0.52      0.29      0.66     (0.79)    (0.18)     0.31
                              ------     ------      -----     ------    ------    ------    ------    ------    ------    ------
 Total from Investment
   Operations.............      0.95       0.66       1.16      (0.07)     1.08      0.96      1.39      0.09      0.73      1.19
                              ------     ------      -----     ------    ------    ------    ------    ------    ------    ------
 Less Distributions:
 Dividends from net
   investment income......     (0.62)     (0.63)     (0.70)     (0.65)    (0.56)    (0.67)    (0.73)    (0.88)    (0.91)    (0.88)
 Distributions from
   realized gains.........      0.00       0.00       0.00      (0.09)     0.00      0.00      0.00      0.00     (0.01)     0.00
                              ------     ------      -----     ------    ------    ------    ------    ------    ------    ------
 Total Distributions......     (0.62)     (0.63)     (0.70)     (0.74)    (0.56)    (0.67)    (0.73)    (0.88)    (0.92)    (0.88)
                              ------     ------      -----     ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF
 PERIOD...................    $10.43     $10.10     $10.07     $ 9.61    $10.42    $ 9.90    $ 9.61    $ 8.95    $ 9.74    $ 9.93
                              ======     ======     ======     ======    ======    ======    ======    ======    ======    ======
Total Return..............      9.78%      6.80%     12.59%      (.60%)   11.63%    10.28%    16.08%      .88%     7.78%    12.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s)...................  $265,453   $151,184   $116,983   $102,246   $81,181   $65,095   $61,908   $60,815   $87,258   $75,499
Ratios to Average Daily
 Net Assets:
 Operating Expenses.......       .75%@      .76%@      .75%       .75%      .75%      .75%      .75%      .75%      .75%      .74%
 Net Investment Income
   (Loss).................      6.05%      6.30%      7.25%      6.53%     5.99%     6.82%     7.85%     9.35%     9.34%     8.80%
 Decrease reflected in
   above operating expense
   ratios due to waivers/
   reimbursements.........       .08%       .15%       .18%       .18%      .09%      .27%      .24%      .06%      .08%      .26%
Portfolio Turnover Rate...    129.06%    194.23%    182.93%    179.44%   227.37%   122.04%   150.61%   132.01%    78.25%    55.80%


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .75% and .75% for the years ended October 31, 1997 and 1996, respectively.

                                                                             For the Year Ended October 31,
                                                       --------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND                                 1997       1996       1995       1994       1993       1992       1991*
                                                       --------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD................   $  11.17    $ 11.04    $ 10.45    $ 11.38    $ 10.68    $ 10.40    $ 10.00
                                                       --------    -------    -------    -------    -------    -------    -------
 Income from Investment Operations:
 Net Investment Income..............................       0.54       0.62       0.99       0.34       0.54       0.86       0.59
 Net Gains (Losses) from Securities and Foreign
   Currency Related Items (both realized and
   unrealized)......................................       0.08       0.57       0.09      (0.64)      1.13       0.28       0.14
                                                       --------    -------    -------    -------    -------    -------    -------
 Total from Investment Operations...................       0.62       1.19       1.08      (0.30)      1.67       1.14       0.73
                                                       --------    -------    -------    -------    -------    -------    -------
 Less Distributions:
 Dividends from net investment income...............      (0.34)     (1.06)     (0.49)     (0.45)     (0.85)     (0.67)     (0.33)
 Distributions from realized gains..................      (0.54)      0.00       0.00      (0.14)     (0.12)     (0.19)      0.00
 Return of Capital..................................       0.00       0.00       0.00      (0.04)      0.00       0.00       0.00
                                                       --------    -------    -------    -------    -------    -------    -------
 Total Distributions................................      (0.88)     (1.06)     (0.49)     (0.63)     (0.97)     (0.86)     (0.33)
                                                       --------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD......................   $  10.91    $ 11.17    $ 11.04    $ 10.45    $ 11.38    $ 10.68    $ 10.40
                                                       ========    =======    =======    =======    =======    =======    =======
Total Return........................................       5.76%     11.35%     10.65%     (2.79%)    16.72%     11.08%      7.66%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)....................   $194,731    $131,072   $63,641    $90,394    $61,994    $17,092    $12,160
Ratios to Average Daily Net Assets:
 Operating expenses.................................        .96%@      .95%@      .95%       .95%       .49%       .45%      1.09%
 Net investment income..............................       5.40%      6.78%      8.18%      6.96%      8.60%      8.66%      7.45%
 Decrease reflected in above expense ratios due to
   waivers/reimbursements...........................        .39%       .56%       .63%       .65%      1.44%      2.42%      2.73%
Portfolio Turnover Rate.............................     202.92%    123.90%    128.70%    178.11%    109.54%     93.14%    185.74%


--------------------------------------------------------------------------------

*  The Fund commenced operations on November 1, 1990.


@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .00% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .95% and .95% for the years ended October 31, 1997 and 1996, respectively.



INTERMEDIATE GOVERNMENT FUND
                                                                  For the Year Ended October 31,
                                  -----------------------------------------------------------------------------------------------
                                   1997       1996       1995       1994       1993       1992       1991       1990       1989
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $ 10.07    $ 10.22    $  9.66    $ 11.03    $ 11.23    $ 10.83    $ 10.24    $ 10.33    $ 10.27
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
 Income from Investment
   Operations:
 Net Investment Income.........      0.58       0.58       0.59       0.54       0.59       0.68       0.76       0.79       0.82
 Net Gains (Losses) from
   Securities (both realized
   and unrealized).............      0.10      (0.06)      0.56      (0.73)      0.34       0.41       0.59      (0.09)      0.06
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
 Total from Investment
   Operations..................      0.68       0.52       1.15      (0.19)      0.93       1.09       1.35       0.70       0.88
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
 Less Distributions:
 Dividends from net investment
   income......................     (0.58)     (0.58)     (0.59)     (0.55)     (0.59)     (0.68)     (0.76)     (0.79)     (0.82)
 Distributions from realized
   gains.......................     (0.08)     (0.09)      0.00      (0.63)     (0.54)     (0.01)      0.00       0.00       0.00
 Distribution in Excess of
   Realized Gains..............     (0.04)      0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
 Total Distributions...........     (0.70)     (0.67)     (0.59)     (1.18)     (1.13)     (0.69)     (0.76)     (0.79)     (0.82)
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD........................   $ 10.05    $ 10.07    $ 10.22    $  9.66    $ 11.03    $ 11.23    $ 10.83    $ 10.24    $ 10.33
                                  =======    =======    =======    =======    =======    =======    =======    =======    =======
Total Return...................      6.99%      5.16%     12.32%     (1.78%)     8.79%     10.34%     13.71%      7.10%      9.05%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s)........................   $48,421    $47,690    $55,898    $46,734    $77,565    $113,336   $89,006    $63,663    $26,861
Ratios to Average Daily Net
 Assets:
 Operating Expenses............       .61%@      .61%@      .60%       .60%       .60%       .60%       .57%       .50%       .50%
 Net Investment Income.........      5.81%      5.68%      6.00%      5.43%      5.34%      6.10%      7.29%      7.78%      8.07%
 Decrease reflected in above
   expense ratios due to
   waivers/reimbursements......       .33%       .46%       .49%       .42%       .21%       .25%       .30%       .44%      1.53%
Portfolio Turnover Rate........    104.34%    163.59%    105.79%    115.37%    108.00%    165.70%     39.13%    112.69%     22.55%


--------------------------------------------------------------------------------
*  Annualized.

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .60% and .60% for the years ended October 31, 1997 and 1996, respectively.

NEW YORK MUNICIPAL FUND
                                                                For the Year Ended October 31,
                              ---------------------------------------------------------------------------------------------------
                               1997       1996       1995      1994      1993      1992      1991      1990      1989      1988
                              -------    -------    -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................   $10.34     $10.42     $10.07    $10.65    $10.02    $ 9.88    $ 9.57    $ 9.59    $ 9.71    $ 9.39
                               ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
 Income from Investment
   Operations:
 Net Investment Income......     0.45       0.45       0.47      0.46      0.47      0.50      0.53      0.60      0.58      0.55
 Net Gains (Losses) from
   Securities (both realized
   and unrealized)..........     0.13       0.04       0.36     (0.45)     0.68      0.14      0.31     (0.02)    (0.12)     0.32
                               ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
 Total from Investment
   Operations...............     0.58       0.49       0.83      0.01      1.15      0.64      0.84      0.58      0.46      0.87
                               ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
 Less Distributions:
 Dividends from net
   investment income........    (0.45)     (0.45)     (0.47)    (0.46)    (0.47)    (0.50)    (0.53)    (0.60)    (0.58)    (0.55)
 Distributions from realized
   gains....................    (0.12)     (0.12)     (0.01)    (0.13)    (0.05)     0.00      0.00      0.00      0.00      0.00
                               ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
 Total Distributions........    (0.57)     (0.57)     (0.48)    (0.59)    (0.52)    (0.50)    (0.53)    (0.60)    (0.58)    (0.55)
                               ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF
 PERIOD.....................   $10.35     $10.34     $10.42    $10.07    $10.65    $10.02    $ 9.88    $ 9.57    $ 9.59    $ 9.71
                               ======     ======     ======    ======    ======    ======    ======    ======    ======    ======
Total Return................     5.83%      4.87%      8.31%      .04%    11.67%     6.63%     9.43%     6.18%     4.91%     9.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s).....................  $88,944    $77,559    $73,361   $75,716   $69,578   $54,012   $29,016   $21,916   $20,048   $27,596
Ratios to Average Daily Net
 Assets:
 Operating Expenses.........      .60%@      .61%@      .60%      .60%      .58%      .55%      .55%      .55%      .56%      .54%
 Net Investment Income......     4.40%      4.41%      4.50%     4.41%     4.50%     4.99%     5.84%     6.21%     6.14%     5.70%
 Decrease reflected in above
   expense ratios due to
   waivers/ reimbursements..      .08%       .17%       .26%      .20%      .20%      .40%      .65%      .76%      .72%     1.01%
Portfolio Turnover Rate.....    69.84%     69.23%    105.17%   167.09%   115.98%    47.79%    66.53%    70.45%    74.03%   145.20%


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00% and .01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .60% and .60% for the years ended October 31, 1997 and 1996, respectively.



INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------
  Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND
  The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under "New York Municipal Fund") and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.

  Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P at the time of purchase or may be unrated securities considered to be of equivalent quality.


GLOBAL FIXED INCOME FUND
  The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ("ECUs")), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.
  The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank") or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under "Certain Investment
Strategies -- Options, Futures and Currency Transactions" below.
  Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.

  Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

  The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND
  The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.
  The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan

Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.
  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND
  The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade "New York Municipal Obligations." New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Obligations"). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.
  For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.
  Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors or Board of Trustees as applicable (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").


  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).
  CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.
  Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.
  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

  Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.
  When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
  Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
  A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.
  With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

  For certain additional risks related to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."

  Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
  NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.
  NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the

"Code"), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  BELOW INVESTMENT GRADE SECURITIES. There are certain risk factors associated with lower-rated securities. Securities rated in the fourth highest grade (the lowest investment grade) have some speculative characteristics associated with below investment grade securities, and securities rated B have speculative elements and a greater vulnerability to default than investment grade securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.


  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.


  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

  UNSEASONED ISSUERS. Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------

  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in each Fund's Statement of Additional Information.

  Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.
  All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

  Although there is no intention of doing so during the coming year, each Fund may purchase when-issued securities and enter into delayed-delivery transactions. Detailed information concerning each Fund's strategies and related risks is contained below and in the Statement of Additional Information.

STRATEGIC AND OTHER TRANSACTIONS AVAILABLE TO ALL FUNDS


  At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used
(i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.


  Securities Options and Stock Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ("OTC") without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.

  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

  Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.


  Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  ZERO COUPON SECURITIES. Each Fund may invest without limit in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."


  INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.
  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.


  At the time a Fund enters into a reverse repurchase agreement or dollar roll, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

  SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.


STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE GLOBAL FIXED INCOME FUND
  FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the

Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND
THE INTERMEDIATE GOVERNMENT FUND
  LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder." The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE NEW YORK MUNICIPAL FUND
  NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.
  MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
  A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.
  ALTERNATIVE MINIMUM TAX BONDS. The Funds may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.
  VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a "put", a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND
  GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities"). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see "Zero Coupon Securities" above and "Dividends, Distributions and Taxes -- Taxes" below.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------

  Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Although the Fixed Income Fund and the Global Fixed Income Fund may each invest up to 10% of its net assets in warrants, neither Fund currently intends to invest in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limita-tions contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment.
  For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund pay Warburg a fee calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion of assets, including approximately $11.3 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  PORTFOLIO MANAGERS. Dale C. Christensen is a Co-Portfolio Manager of each of the Funds. Mr. Christensen is a Managing Director of Warburg and has been associated with Warburg since 1989. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a Co-Portfolio Manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen is a Senior Vice President of Warburg and has been associated with Warburg since 1992. Laxmi C. Bhandari, also a Senior Vice President of Warburg, is a Co-Portfolio Manager of the Global Fixed Income Fund. Mr. Bhandari has been a Co-Portfolio Manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation. Sharon B. Parente is a Co-Portfolio Manager of the New York Municipal Fund. Ms. Parente is a Managing Director of Warburg and has been a Co-Portfolio Manager of the New York Municipal Fund since joining Warburg in 1992.

  CO-ADMINISTRATORS. Each Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


  Each Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ("PFPC"), as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As compensation each of the Funds pays PFPC a fee calculated at an annual rate of .05% of its average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the assets of each of the Funds. State Street Bank & Trust Company ("State Street") also serves as custodian of the Fixed Income Fund's and Global Fixed Income Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


  TRANSFER AGENT. State Street Bank also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.


  DIRECTORS/TRUSTEES AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/ Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.


HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:
                        Warburg Pincus Funds
                        P.O. Box 9030
                        Boston, Massachusetts 02205-9030
  Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

  RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA"), or (ii) about opening a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA or UGMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone Warburg Pincus Funds at (800) 927-2874. Shareholders are responsible for maintaining current account registrations and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand"). The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan or by ACH on Demand, as described below. For certain retirement plans (described above) and UTMA/UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

  BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with a completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the business day after payment has been received or on that day, in the case of the Global Fixed Income Fund. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.


  BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired using the following wire address:

                    State Street Bank and Trust Company

                    225 Franklin St.

                    Boston, MA 02110

                    ABA# 0110 000 28

                    Attn: Mutual Funds/Custody Department

                    [Insert Warburg Pincus Fund name(s) here]
                    DDA# 9904-649-2

                    F/F/C: [Account Number and Account Registration]


  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on the following business day or on that day, in the case of the Global Fixed Income Fund. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calender day of each month. Shareholders may also purchase shares by calling (800) 927-2874 on any business day to request direct debit or credit (for redemptions) of their bank account through an ACH on Demand transaction.


  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automatic clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at (800) 927-2874 for additional information. Investors should allow a period of up to 30 days in order to implement an Automatic Monthly Investment Plan or ACH on Demand transaction. The failure to provide complete information could result in further delays.


  If an ACH on Demand transaction request is received prior to the closing of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions as described above for wire purchases. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.


  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected an investor may request transactions by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct these transactions in writing. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


  PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities Inc. Generally, these programs require customers to pay either no or low transaction fees in connection with purchases, exchanges or redemptions. The Funds are also available through certain broker-dealers, financial institutions and other industry professionals (including the brokerage firms offering the programs described above, collectively, "Service Organizations"). Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.


  Service Organizations or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

  For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .40% (the "Service Fee") of the average annual value of accounts with a Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.


  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective(s). In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

  Common Shares of the Funds may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and
(v) the name of the person requesting the redemption.

  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the funds or check clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.


  If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.

  EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Currently, exchanges may be made among the Funds and with the following other funds:

- WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
- WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

- WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;

- WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
- WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies;
- WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;
- WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;
- WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

- WARBURG PINCUS SMALL COMPANY GROWTH FUND* -- an equity fund seeking capital growth by investing in equity securities of small sized domestic companies;


---------------

* Warburg Pincus Small Company Growth Fund is currently closed to certain new investors; the Small Company Growth Fund's prospectus describes the types of investors that may purchase shares.

- WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;
- WARBURG PINCUS POST-VENTURE CAPITAL FUND -- a fund seeking long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursuing an aggressive investment strategy;
- WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;

- WARBURG PINCUS MAJOR FOREIGN MARKETS FUND -- an equity fund seeking long-term capital appreciation by investing in equity securities of issuers consisting of companies in major securities markets;

- WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
- WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and
- WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
  The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

  The Funds reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund may refuse exchange purchases at any time without prior notice. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.



DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not opened will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 888-6878.

  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.
  TAXES. Each Fund intends to continue to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations.

  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposi-tion of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. The Funds will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.


  Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Funds will designate that portion of each Fund's dividends that will qualify for the federal dividends received deduction for corporations.

  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either of the Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
  Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government Securities if the investors are the tax owners of these Government Securities. Further-more, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.
  Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

  The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.

  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day,

Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

  The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to the Common Shares and then dividing the result by the total number of outstanding Common Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.
  Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Common Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Common Shares' tax-free yield. It is calculated by increasing the yield shown for the Common Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Common Shares' yield. Total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

  A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index and the Lehman Intermediate Government/ Corporate Bond Index (each an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the "BBI") (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker), the Lehman 5-Year Municipal Bond Index and the Lipper

New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or
(iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc."

  The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Common Shares and two billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of each Fund (other than the Global Fixed Income Fund) because he may be deemed to possess or share investment power over shares owned by clients of Warburg.

  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling

Warburg Pincus Funds at (800) 927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.


  The Common Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.


                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Funds' Expenses......................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    5
Portfolio Investments....................................    9
Risk Factors and Special Considerations..................   12
Portfolio Transactions and Turnover Rate.................   16
Certain Investment Strategies............................   16
Investment Guidelines....................................   25
Management of the Funds..................................   26
How to Open an Account...................................   28
How to Purchase Shares...................................   28
How to Redeem and Exchange Shares........................   32
Dividends, Distributions and Taxes.......................   36
Net Asset Value..........................................   39
Performance..............................................   40
General Information......................................   42


                          [Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
                                www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPBDF-1-0298

WARBURG PINCUS ADVISOR FUNDS                                  FEBRUARY 17, 1998
FIXED INCOME FUND
GLOBAL FIXED INCOME FUND
INTERMEDIATE MATURITY GOVERNMENT FUND
NEW YORK INTERMEDIATE MUNICIPAL FUND






                                  BOND FUNDS



                                    [Logo]

PROSPECTUS                                                     February 17, 1998



Warburg Pincus Advisor Funds is a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. Four Advisor Funds are described in this
Prospectus:


WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund will pursue its objectives by investing in a diversified portfolio of fixed income securities.

WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund seeking to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund will pursue its objective by investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund seeking as high a level of current income as is consistent with the preservation of capital. The Fund will pursue its objective by investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital.

The Funds currently offer two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Funds, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ("Institutions"). The Advisor Shares impose a 12b-1 fee of .25% (in the case of the Global Fixed Income Fund, .50%) per annum, which is the economic equivalent of a sales charge. The Funds' Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.


This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statements of Additional Information are also available upon request and without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728. Information regarding the status of shareholder accounts may be obtained by calling the Funds at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

NO MINIMUM INVESTMENT
--------------------------------------------------------------------------------
There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
  Each of Warburg Pincus Fixed Income Fund (the "Fixed Income Fund"), Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund"), Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund") and Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") (collectively, the "Funds") currently offers two separate classes of shares: Common Shares and Advisor Shares. See "General Information." Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.


                                                              Global
                                                  Fixed       Fixed       Intermediate    New York
                                                  Income      Income      Government      Municipal
                                                   Fund        Fund          Fund           Fund
                                                  ------      ------      ----------      ---------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..........       0           0             0               0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees..............................     .42%        .68%          .50%            .27%
  12b-1 Fees...................................     .25%*       .50%*         .25%*           .25%*
  Other Expenses...............................     .33%        .27%          .10%            .31%
                                                  ------      ------          ----            ----
  Total Fund Operating Expenses (after fee
    waivers)+..................................    1.00%       1.45%          .85%            .83%
                                                  ======      ======          ====            ====
EXAMPLE
  You would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual
  return and (2) redemption at the end of each
  time period:
   1 year......................................    $ 10        $ 15          $  9           $   8
   3 years.....................................    $ 32        $ 46          $ 27           $  26
   5 years.....................................    $ 55        $ 79          $ 47           $  46
  10 years.....................................    $122        $174          $105           $ 103


--------------------------------------------------------------------------------

* 12b-1 fees are .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund, in each case out of a maximum .75% authorized under the Advisor Shares' Distribution Plans.


+ Annual Fund Operating Expenses for the Funds are based on actual expenses for the fiscal year ended October 31, 1997, net of any applicable fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would have equalled .50%, 1.00%, .50% and .40%, respectively; Other Expenses would have equalled .58%, .28%, .10% and 486.98%, respectively; and Total Fund Operating Expenses would have equalled 1.08%, 1.78%, .85% and 487.63%, respectively. The investment adviser and co-administrator are under no obligation to continue waivers and/or reimbursements.

                          ---------------------------
  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The information regarding the Fixed Income, Global Fixed Income, Intermediate Government and New York Intermediate Municipal Funds for the fiscal year ended October 31, 1997 and the fiscal period ended October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728.



                                                                                   For the Period
                                                                                    July 3, 1996
                                                                                  (Commencement of
                                                        For the Year Ended       Operations) through
FIXED INCOME FUND                                        October 31, 1997         October 31, 1996
                                                        ------------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................        $10.10                     $9.90
                                                              ------                    ------
  Income from Investment Operations:
  Net Investment Income (Loss)........................          0.60                      0.19
  Net Gain (Loss) from Securities [and Foreign
    Currency Related Items](both realized and
    unrealized).......................................          0.33                      0.20
                                                              ------                    ------
  Total from Investment Operations....................          0.93                      0.39
                                                              ------                    ------
  Less Distributions:
  Dividends (from net investment income)..............         (0.60)                    (0.19)
  Dividends (in excess of net investment income)......          0.00                      0.00
  Distributions (from realized gains).................          0.00                      0.00
                                                              ------                    ------
  Total Distributions.................................         (0.60)                    (0.19)
                                                              ------                    ------
NET ASSET VALUE, END OF PERIOD........................        $10.43                   $ 10.10
                                                              ======                   =======
Total Return..........................................          9.51%                     3.93%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)......................        $3,963                      $911
Ratios to Average Daily Net Assets:
  Operating Expenses..................................          1.00%@                    1.00%*@
  Net Investment Income...............................          5.62%                     5.85%*
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements.....................           .08%                      .11%*
Portfolio Turnover Rate...............................        129.06%                   194.23%+


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.


+  Non annualized.


*  Annualized.

                                                                                   For the Period
                                                                                   August 12, 1996
                                                                                  (Commencement of
                                                        For the Year Ended       Operations) through
GLOBAL FIXED INCOME FUND                                 October 31, 1997         October 31, 1996
                                                        ------------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................        $11.17                   $ 10.90
                                                              ------                    ------
  Income from Investment Operations:
  Net Investment Income...............................          0.41                      0.10
  Net Gains on Securities and Foreign Currency Related
    Items (both realized and unrealized)..............          0.15                      0.27
                                                              ------                    ------
  Total from Investment Operations....................          0.56                      0.37
                                                              ------                    ------
  Less Distributions:
  Dividends from net investment income................         (0.29)                    (0.10)
  Distributions from realized gains...................         (0.54)                     0.00
                                                              ------                    ------
  Total Distributions.................................         (0.83)                    (0.10)
                                                              ------                    ------
NET ASSET VALUE, END OF PERIOD........................        $10.90                   $ 11.17
                                                              ======                   =======
Total Return..........................................          5.18%                     3.41%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)......................        $8,935                       $39
Ratios to Average Daily Net Assets:
  Operating Expenses..................................          1.45%@                    1.45%*@
  Net Investment Income...............................          4.76%                     5.69%*
  Decrease reflected in above operating expense ratio
    due to waivers/reimbursements.....................           .33%                      .21%*
Portfolio Turnover Rate...............................        202.92%                   123.90%+


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.


+  Non annualized.


*  Annualized.



                                                                           For the Period
                                                                           August 15, 1997
                                                                          (Commencement of
                                                                             Operations)
                                                                               through
                 INTERMEDIATE MATURITY GOVERNMENT FUND                    October 31, 1997
                                                                          -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................        $ 9.95
                                                                                ------
  Income from Investment Operations:
  Net Investment Income.................................................          0.11
  Net Gains on Securities (both realized and unrealized)................          0.11
                                                                                ------
  Total from Investment Operations......................................          0.22
                                                                                ------
  Less Distributions:
  Dividends from net investment income..................................         (0.11)
  Dividends from realized gains.........................................          0.00
                                                                                ------
  Total Distributions...................................................         (0.11)
                                                                                ------
NET ASSET VALUE, END OF PERIOD..........................................        $10.06
                                                                                ======
Total Return............................................................          2.22+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)........................................            $2
Ratios to Average Daily Net Assets:
  Operating Expenses....................................................           .85%*@
  Net Investment Income.................................................          5.62%*
  Decrease reflected in above operating expense ratio due to
    waivers/reimbursements..............................................           .00%
Portfolio Turnover Rate.................................................        104.34%*


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.


+  Non annualized.


*  Annualized.

                                                            For the Year Ended
NEW YORK INTERMEDIATE MUNICIPAL FUND                         October 31, 1997
                                                            ------------------
                                                                                   For the Period
                                                                                   August 5, 1996
                                                                                  (Commencement of
                                                                                 Operations) through
                                                                                  October 31, 1996
                                                                                 -------------------

NET ASSET VALUE, BEGINNING OF PERIOD......................        $10.34                $10.34
                                                                  ------                ------
  Income from Investment Operations:
  Net Investment Income...................................          0.41                  0.09
  Net Gains on Securities (both realized and
    unrealized)...........................................          0.11                  0.00
                                                                  ------                ------
  Total from Investment Operations........................          0.52                  0.09
                                                                  ------                ------
  Less Distributions:
  Dividends from net investment income....................         (0.41)                (0.09)
  Distributions from realized gains.......................         (0.12)                 0.00
                                                                  ------                ------
  Total Distributions.....................................         (0.53)                (0.09)
                                                                  ------                ------
NET ASSET VALUE, END OF PERIOD............................        $10.33                $10.34
                                                                  ======                ======
Total Return..............................................          5.19%                  .88%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)..........................            $0                    $1
Ratios to Average Daily Net Assets:
  Operating Expenses......................................         36.75%@                 .63%*@
  Net Investment Income...................................          3.93%                 3.88%*
  Decrease reflected in above operating expense ratio due
    to waivers/reimbursements.............................        450.88%                  .01%*
Portfolio Turnover Rate...................................         69.84%                69.23%+


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Shares' expenses by 35.92% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were .83% and .63% for the years ended October 31, 1997 and 1996, respectively.


+  Non-annualized.


*  Annualized.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND
  The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under "New York Municipal Fund") and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.

  Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P at the time of purchase or may be unrated securities considered to be of equivalent quality.


GLOBAL FIXED INCOME FUND
  The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ("ECUs")), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.
  The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank") or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under "Certain Investment
Strategies -- Options, Futures and Currency Transactions" below.
  Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.

  Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

  The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND
  The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.
  The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.
  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND
  The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade "New York Municipal Obligations." New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Obligations"). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.
  For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.
  Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of a Fund's Board of Directors or Board of Trustees as applicable (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").


  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).
  CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.
  Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.
  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Conse-quently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.
  Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.
  When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
  Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
  A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.
  With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

  For certain additional risks related to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."

  Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
  NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.
  NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  BELOW INVESTMENT GRADE SECURITIES. There are certain risk factors associated with lower-rated securities. Securities rated in the fourth highest grade (the lowest investment grade) have some speculative characteristics associated with below investment grade securities, and securities rated B have speculative elements and a greater vulnerability to default than investment grade securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.


  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.


  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

  UNSEASONED ISSUERS. Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------

  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in each Fund's Statement of Additional Information.

  Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.
  All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

  Although there is no current intention of doing so during the coming year, each Fund may purchase when-issued securities and enter into delayed-deliv-ery transactions. Detailed information concerning each Fund's strategies and related risks is contained below and in the Statement of Additional Information.


STRATEGIES AVAILABLE TO ALL FUNDS

  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.


  Securities Options and Stock Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ("OTC") without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.

  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

  Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

  Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

  Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  ZERO COUPON SECURITIES. Each Fund may invest without limit in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."

  INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows or a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor cap or collar are held in a segregated account consisting of cash or liquid securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.
  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.


  At the time a Fund enters into a reverse repurchase agreement or dollar roll, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED
INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

  SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.



STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE GLOBAL FIXED INCOME FUND

  FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND
THE INTERMEDIATE GOVERNMENT FUND
  LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder." The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE NEW YORK MUNICIPAL FUND
  NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.
  MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

  A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.
  ALTERNATIVE MINIMUM TAX BONDS. The Funds may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.
  VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a "put", a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND
  GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities"). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see "Zero Coupon Securities" above and "Dividends, Distributions and Taxes -- Taxes" below.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Although the Fixed Income Fund and the Global Fixed Income Fund may each invest up to 10% of its net assets in warrants, neither Fund currently intends to invest in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and also furnishes the Funds with office space, furnishings and equipment.
  For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund pay Warburg a fee calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion of assets, including approximately $11.3 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus the managing partner of WP&Co. may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  PORTFOLIO MANAGERS. Dale C. Christensen is a Co-Portfolio Manager of each of the Funds. Mr. Christensen is a Managing Director of Warburg and has been associated with Warburg since 1989. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a Co-Portfolio Manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen is a Senior Vice President of Warburg and has been associated with Warburg since 1992. Laxmi C. Bhandari, also a Senior Vice President of Warburg, is a Co-Portfolio Manager of the Global Fixed Income Fund. Mr. Bhandari has been a Co-Portfolio Manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation.

Sharon B. Parente is a Co-Portfolio Manager of the New York Municipal Fund. Ms. Parente is a Managing Director of Warburg and has been a Co-Portfolio Manager of the New York Municipal Fund since joining Warburg in 1992.


  CO-ADMINISTRATORS. Each Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


  Each Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ("PFPC"), as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As compensation each of the Funds pays PFPC a fee calculated at an annual rate of .05% of its average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the assets of each of the Funds. State Street Bank & Trust Company ("State Street") also serves as custodian of the Fixed Income Fund's and Global Fixed Income Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


  TRANSFER AGENT. State Street Bank also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.


  DIRECTORS/TRUSTEES AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/ Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.



HOW TO OPEN AN ACCOUNT


--------------------------------------------------------------------------------


  In order to invest in a Fund, an account application must first be completed and signed. To obtain an application, telephone the Fund at (800) 369-2728. An application may also be obtained by writing to:


                           Warburg Pincus Advisor Funds


                           P.O. Box 4906


                           Grand Central Station


                           New York, New York 10163


  Completed and signed applications should be mailed to the above address. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.


  UTMA/UGMA ACCOUNTS. For information about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an Institution should telephone the Fund at (800) 369-2728 or write to the Fund at the address set forth above. Individual investors should consult their own tax advisors about the establishment of UTMA or UGMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, telephone the Fund at (800) 369-2728. Institutions and their customers are responsible for maintaining current account registrations and addresses with the Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Funds reserve the right to make Advisor Shares available to other investors in the future.

  Each Institution separately determines the rules applicable to its customers investing in a Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Funds reserve the right to impose minimums in the future.
  Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

  Advisor Shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.


  BY MAIL. To purchase Advisor Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Advisor Funds (in U.S. currency) should be sent along with a completed account application to Warburg Pincus Advisor Funds at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Advisor Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the business day after payment has been received or on that day, in the case of the Global Fixed Income Fund. Checks or money orders in payment for shares of more than one Fund should be made payable to Warburg Pincus Advisor Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.


  BY WIRE. Advisor Shares in a Fund may also be purchased by wired funds from a bank. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Orders should be placed with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:


                    State Street Bank and Trust Company


                    225 Franklin St.


                    Boston, MA 02110


                    ABA# 0110 000 28


                    Attn: Mutual Funds/Custody Department


                    [Insert Warburg Pincus Advisor Fund name(s) here]


                    DDA# 9904-649-2


                    F/F/C: [Account Number and Account Registration]


  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on the following business day or on that day, in the case of the Global Fixed Income Fund. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application, transactions may be conducted by telephone. Institutions should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct these transactions in writing. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


  GENERAL. The Funds understand that some Institutions may impose certain conditions on their clients or customers that invest in a Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers transaction or administrative charges or other direct fees. Certain features of a Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Institutions. Therefore, a client or customer should contact the Institution acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the Institution. Institutions will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.


  Institutions or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by such time, the Institution could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when an Institution, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Institution or its authorized designee.


  Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange
Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor of a Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of this request to the Fund or its agent.

  Advisor Shares of the Funds may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Advisor Funds at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An Institution making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check before the funds or check clear, payments of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.


  If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, it reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

  EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of a Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge.

  The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of a Fund for Advisor Shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.

  Each Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund may refuse exchange purchases at any time without prior notice. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.



DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Advisor Funds at (800) 369-2728.

  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.
  TAXES. Each Fund intends to continue to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disal-lowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations.

  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. The Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.


  Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Fund will designate that portion of its dividends that will qualify for the federal dividends received deduction for corporations.

  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either of the Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
  Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government Securities if the investors are the tax owners of these Government Securities. Furthermore, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.
  Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.
  The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.

  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal

Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------

  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

  The net asset value per Advisor Share of each Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the number of outstanding Advisor Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.
  Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  Each Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, each Fund may advertise yield and average annual total return of its Advisor Shares over various periods of time. The yield of a Fund refers to net investment income generated by the Advisor Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Advisor Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Advisor Shares' tax-free yield. It is calculated by increasing the yield shown for the Advisor Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's yield. Total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 369-2728.

  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index and the Lehman Intermediate Government/Corporate Bond Index (each an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the "BBI") (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker), the Lehman 5-Year Municipal Bond Index and the Lipper New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss mea-sures of risk, the continuum of risk and return relating to different investments, and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities.


GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc."
  The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Common Shares and two billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.

  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of each Fund (other than the Global Fixed Income Fund) because he may be deemed to possess or share investment power over shares owned by clients of Warburg.


  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See "Shareholder Servicing."


  The Advisor Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.


SHAREHOLDER SERVICING
--------------------------------------------------------------------------------
  Each Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, "Service Organizations") will enter into agreements ("Agreements") with a Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. Each Board has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution and/or administrative services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund. The Boards evaluate the appropriateness of the Plans on a continuing basis and in doing so consider all relevant factors.

  Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to a Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of its Customers.
                         ------------------------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Funds' Expenses......................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    5
Portfolio Investments....................................    9
Risk Factors and Special Considerations..................   12
Portfolio Transactions and Turnover Rate.................   16
Certain Investment Strategies............................   16
Investment Guidelines....................................   25
Management of the Funds..................................   26
How to Open an Account...................................   28
How to Purchase Shares...................................   28
How to Redeem and Exchange Shares........................   31
Dividends, Distributions and Taxes.......................   33
Net Asset Value..........................................   37
Performance..............................................   38
General Information......................................   40
Shareholder Servicing....................................   41


                             [WARBURG PINCUS LOGO]


                      P.O. BOX 4906, GRAND CENTRAL STATION


                               NEW YORK, NY 10163

                                  800-369-2728


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADBDF-1-0298

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 17, 1998



                        WARBURG PINCUS FIXED INCOME FUND
                     WARBURG PINCUS GLOBAL FIXED INCOME FUND
              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
               WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                        For information, call 800-WARBURG


                                    CONTENTS

                                                                                 Page
                                                                                 ----
Investment Objectives...........................................................    2
Investment Policies.............................................................    2
Special Considerations Relating to New York Municipal Obligations...............   36
Management of the Funds.........................................................   50
Additional Purchase and Redemption Information..................................   59
Exchange Privilege..............................................................   59
Additional Information Concerning Taxes.........................................   60
Determination of Performance....................................................   66
Independent Accountants and Counsel.............................................   68
Miscellaneous...................................................................   69
Financial Statements............................................................   71
Appendix - Description of Ratings...............................................  A-1


         This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Fixed Income Fund (the "Fixed Income Fund"), Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund"), Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") and Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund") (each a "Fund" and collectively, the "Funds"), and with the Prospectus for the Advisor Shares of the Funds, each dated February 17, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at
(800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling a Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

         The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation.

         The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

         The investment objective of the Intermediate Government Fund is to achieve as high a level of current income as is consistent with the preservation of capital.

         The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital.

                               INVESTMENT POLICIES

         The following policies supplement the descriptions of the Fund's investment objectives and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

         Securities Options. The Funds may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

         A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

         The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

         Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


         Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing

Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

         Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

         Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.

         OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

         Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

         Futures Activities. A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

         A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Although a Fund is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectuses), there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

         Futures Contracts. (The Intermediate Government and New York Municipal Funds may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

         No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

         At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

         Options on Futures Contracts. (The Intermediate Government and New York Municipal Funds may not purchase or write options on foreign currency.) A Fund may purchase and write put and call options on foreign currency, interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

         An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

         Currency Exchange Transactions. (Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options.

         Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         Currency Options. A Fund may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

         Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

         Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of its portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

         In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

         A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, a Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities, indexes and currencies; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority.

         For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

         Foreign Investments. (Fixed Income and Global Fixed Income Funds only) Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers.

         Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholder by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

         Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries.

         Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         Delays. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

         Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities.

         Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

         The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

         U.S. Government Securities. A Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

         Loan Participations and Assignments. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

         When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

         Mortgaged-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are

"pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Municipal Obligations. (Fixed Income and New York Municipal Funds only) Under normal circumstances, at least 80% of the Municipal Fund's assets will be invested in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the state of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

         Except for temporary defensive purposes, the New York Municipal Fund will invest no less than 65% of its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New

York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

         Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

         The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.


         There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.


         Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

         Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

         Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.


         Below Investment Grade Securities. (Fixed Income and Global Fixed Income Funds only) A Fund may invest in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.



         The market for below investment grade securities and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.



         A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


         The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, these securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.



         Lending Portfolio Securities. (Fixed Income and Intermediate Maturity Government Funds only) A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 20% of a Fund's total assets taken at value (30% in the case of the Intermediate Government Fund). The Fund will not lend portfolio securities to Warburg or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


         By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.



         Zero Coupon Securities. A Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.


         Short Sales. (Fixed Income, Global Fixed Income and Intermediate Government Funds only) In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.


         While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


         If a fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a fund may effect short sales.


         Variable Rate and Master Demand Notes. (Fixed Income and New York Municipal Funds only) Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.


         When-Issued Securities and Delayed-Delivery Transactions. A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


         Stand-By Commitment Agreements. (Fixed Income and New York Municipal Funds only) A Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

         The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. A Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

         The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

         A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

         The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.


                  Depositary Receipts. (Fixed Income and Global Fixed Income Funds only) Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRS"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs And IDRs Are Typically Issued by non-U.S. banks and trust companies AND evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.


         Warrants. (Fixed Income and Global Fixed Income Funds only) A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

         Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

         Non-Publicly Traded and Illiquid Securities. A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


         Non-Diversified Status. (Global Fixed Income and New York Municipal Funds only) The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.


         Taxable Investments. (New York Municipal Fund only) Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

         Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may engage in repurchase agreement transactions on U.S. government securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. A repurchase agreement is considered to be a loan under the 1940 Act. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Fund's investment adviser, acting under the supervision of the Board, reviews on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Other Investment Limitations

         Fixed Income Fund. The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Fixed Income Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

         The Fixed Income Fund may not:

         1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

         7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

         8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         10. Issue any senior security except as permitted in these Investment Restrictions.

         11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

         13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

         15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

         Global Fixed Income Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Global Fixed Income Fund's outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

         The Global Fixed Income Fund may not:

         1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these Investment Restrictions.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            Intermediate Government Fund. The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Intermediate Government Fund's outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

            The Intermediate Government Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

            3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

            6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

            7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

            8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            10. Issue any senior security except as permitted in these Investment Restrictions.

            11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

            12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

            13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            New York Municipal Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Municipal Fund's outstanding shares. Investment limitations 11 and 14 may be changed by a vote of the Board at any time.

            The New York Municipal Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

            3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

            6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these Investment Restrictions.

            10. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization or (b) as permitted under the 1940 Act.

            11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days,
(b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

            The Prospectuses discuss the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace any such Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.



Portfolio Transactions


            Warburg is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

            Warburg will select specific portfolio investments and effect transactions for a Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1997, $76 of total brokerage commissions for the Fixed Income Fund was paid to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with a Fund are not reduced by reason of its receiving any brokerage and research services.



            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.


                                   Fiscal year ended     Fiscal year ended     Fiscal year ended
                                   October 31, 1995       October 31, 1996      October 31, 1997
                                   ----------------       ----------------      ----------------
Fixed Income Fund                        $14,573               $31,906               $29,433
Global Fixed Income
     Fund                                     -0-                   -0-                 $900
Intermediate Government Fund
                                              -0-                   -0-                   -0-
New York Municipal Fund
                                              -0-                   -0-                   -0-


            The increase in portfolio turnover and brokerage commissions paid by the Global Fixed Income Fund in the most recent fiscal year was due to an increase in overall assets of the Fund and increased equity investments.

            The table below shows the amount of outstanding repurchase agreements that a Fund had, as of October 31, 1997, with Goldman, Sachs & Co., one of the regular broker-dealers of each Fund.


               Fixed Income Fund                            $4,842,000
               Global Fixed Income Fund                    $10,450,000
               Intermediate Maturity Government Fund        $2,389,000


            Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio securities have been executed through Counsellors Securities since the commencement of the Fund's operations.


            In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

            A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


            Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.


              SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                   OBLIGATIONS

            Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy

            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

            The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.


            Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.


            There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



State Budget

            The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

            The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

            The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

            The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

            The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

            Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

            On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

            The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

            The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

            The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming
State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.



            The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.



            Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



            The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.



            In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.



Recent Financial Results

            The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


            The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.



            The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").



            As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.



Debt Limits and Outstanding Debt

            There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

            The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

            The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.



            In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.



            In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

            On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.



            The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.



            The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.



            As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.


            New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation



            Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and
(12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.


            Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.


            The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the

1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.


            Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


Authorities



            The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.



            Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



New York City and Other Localities


            The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


            In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


            On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications.



            New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

            Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



            On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.



            The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



            In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.



            The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the

General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

            Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year.

            Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

            The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

            Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.



            The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.



            The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



            Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.



            Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.


            Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.



            Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.



            Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


            From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

            The names (and ages) of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper* (63)                                   Director/Trustee
Harvard University                                        Professor at Harvard University; National
1737 Cambridge Street                                     Intelligence Council from June 1995 until January
Cambridge, Massachusetts  02138                           1997; Director or Trustee of CircuitCity Stores, Inc.
                                                          (retail electronics and appliances) and Phoenix Home
                                                          Life Mutual Insurance Company.

Jack W. Fritz (70)                                        Director/Trustee
2425 North Fish Creek Road                                Private investor; Consultant and Director of Fritz
P.O. Box 483                                              Broadcasting, Inc. and Fritz Communications
Wilson, Wyoming 83014                                     (developers and operators of radio stations);
                                                          Director of Advo, Inc. (direct mail advertising).

John L. Furth* (67)                                       Chairman of the Board
466 Lexington Avenue                                      Vice Chairman, Managing Director  and Director of
New York, New York 10017-3147                             Warburg; Associated with Warburg since 1970; Director
                                                          of Counselors Securities; Chairman of the Board of
                                                          other investment companies advised by Warburg.

Jeffrey E. Garten (57)                                    Director/Trustee
Box 208200                                                Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200                         Beinecke Professor in the Practice of International
                                                          Trade and Finance; Undersecretary of Commerce for
                                                          International Trade from November 1993 to
                                                          October 1995; Professor at Columbia University from
                                                          September 1992 to November 1993.

Thomas A. Melfe (66)                                      Director/Trustee
30 Rockefeller Plaza                                      Partner in the law firm of Donovan Leisure Newton &
New York, New York 10112                                  Irvine; Chairman of the Board, Municipal Fund for New
                                                          York Investors, Inc.

----------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Arnold M. Reichman* (49)                                  Director/Trustee
466 Lexington Avenue                                      Managing Director, Chief Operating Officer and
New York, New York 10017-3147                             Assistant Secretary of Warburg; Director of The RBB
                                                          Fund, Inc.; Associated with Warburg since 1984; Director,
                                                          Secretary and Chief Operating Officer of
                                                          Counselors Securities; Director/Trustee of
                                                          other investment companies advised by Warburg.

Alexander B. Trowbridge (68)                              Director/Trustee
1317 F Street, N.W., 5th Floor                            President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                      consulting) from January 1990- November 1996;
                                                          Director or Trustee of New England Mutual Life
                                                          Insurance Co., ICOS Corporation (biopharmaceuticals),
                                                          WMX Technologies Inc. (solid and hazardous waste
                                                          collection and disposal), The Rouse Company (real
                                                          estate development), Harris Corp. (electronics and
                                                          communications equipment), The Gillette Co. (personal
                                                          care products) and Sun Company Inc. (petroleum
                                                          refining and marketing).

Eugene L. Podsiadlo (41)                                  President
466 Lexington Avenue                                      Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1991; Officer of Counselors Securities and
                                                          other investment companies advised by Warburg.

Stephen Distler (44)                                      Vice President
466 Lexington Avenue                                      Managing Director of Warburg; Associated with Warburg
New York, New York  10017-3147                            since 1984; Treasurer of Counselors Securities;
                                                          Officer of other investment companies advised by Warburg.

Eugene P. Grace (46)                                      Vice President and Secretary
466 Lexington Avenue                                      Senior Vice President of Warburg; Associated with
New York, New York 10017-3147                             Warburg since April 1994; Attorney-at-law from
                                                          September 1989-April 1994; life insurance
                                                          agent, New York Life Insurance Company from
                                                          1993-1994; Officer of Counselors Securities
                                                          and other investment companies advised by
                                                          Warburg.

Howard Conroy, CPA (44)                                   Vice President and Chief Financial Officer
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1992; Officer of other investment companies
                                                          advised by Warburg.

Daniel S. Madden, CPA (32)                                Treasurer and Chief Accounting Officer
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1995; Associated with BlackRock Financial
                                                          Management, Inc. from September 1994 to October 1995;
                                                          Associated with BEA Associates from April
                                                          1993 to September 1994; Associated with
                                                          Ernst & Young LLP from 1990 to 1993; Officer
                                                          of other investment companies advised by Warburg.

Janna Manes, Esq. (30)                                    Assistant Secretary
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1996; Associated with the law firm of Willkie
                                                          Farr & Gallagher from 1993-1996; Officer of
                                                          other investment companies advised by Warburg.



            No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director/trustee of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000, and $250 for each meeting of the Board attended by him for his services as Director/Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors'/Trustees' Compensation
(for fiscal year ended October 31, 1997)



                                                                 Total Compensation from all
                                     Total Compensation        Investment Companies Managed by
Name of Director/Trustee                from a Fund                     Warburg*
------------------------                -----------                     --------
John L. Furth                            None**                            None**
Arnold M. Reichman                       None**                            None**
Richard N. Cooper                        $2,000                           $44,500
Donald J. Donahue***                     $2,000                           $44,500
Jack W. Fritz                            $2,000                           $44,500
Jeffrey E. Garten****                      N/A                              N/A
Thomas A. Melfe                          $2,000                           $44,500
Alexander B. Trowbridge                  $2,000                           $44,500



* Each Director/Trustee serves as a Director or Trustee of 24 investment companies advised by Warburg.



** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from the Fund or any other investment company advised by Warburg.



*** Mr. Donahue resigned as a Director/Trustee of each fund effective February 6, 1998.



**** Mr. Garten became a Director/Trustee of each Fund effective February 6, 1998 and, accordingly, received no compensation from the Funds for the fiscal year ended October 31, 1997.



            Mr. Dale C. Christensen, Co-Portfolio Manager of the Funds, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen also directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.



            Mr. M. Anthony E. van Daalen, Co-Portfolio Manager of the Fixed Income Fund and the Intermediate Government Fund, earned a B.A. degree from Wesleyan University and a M.B.A. degree from New York University. He has been with these Funds since joining Warburg in 1992, specializing in government and high yield bonds. Mr. van Daalen was an assistant vice president, portfolio manager at Citibank in the Private Banking Group from 1985 to 1991. Prior to that Mr. van Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Krall Market Research from 1982 to 1983.



            Mr. Laxmi C. Bhandari, Co-Portfolio Manager of the Global Fixed Income Fund, earned a Ph.D in Finance and a M.B.A. from the University of Chicago, his P.G.D.M. degree (M.B.A. equivalent) from the Indian Institute of Management, Ahmedabad, India and

B.Com. degree from Rajasthan University, India. He has been with the Fund since joining Warburg in 1993, specializing in derivative-based products. Mr. Bhandari was a vice president in charge of Arbitrage Trading at the Paribas Corporation from 1991 to 1993. Prior to that Mr. Bhandari was a vice president of Asset Liability Management at Chemical Bank from 1987 to 1991 and an assistant professor of Advanced Portfolio Management and Advanced Corporate Finance at the University of Alberta from 1982 to 1987.



            Sharon B. Parente, Co-Portfolio Manager of the Municipal Fund, earned a B.S. degree from the University of Virginia. Ms. Parente has been with the Fund since joining Warburg in 1992, specializing in municipal bonds and corporate cash. Ms. Parente was a vice president at Citibank, N.A. in the Private Banking Group from 1985 to 1992. Prior to that, Ms. Parente was a fixed income portfolio manager at Calvert Group from 1981 to 1985 and a municipal trader's assistant at Prescott, Ball & Turben from 1979 to 1981.



            As of January 30, 1998, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of that Fund's outstanding Common Shares and Advisor Shares.

Investment Adviser and Co-Administrators


            Warburg serves as investment adviser to the Funds, PFPC serves as co-administrator to the Funds and Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Funds pursuant to separate written agreements with each Fund (the "Advisory Agreement," the "PFPC Co-Administration Agreement" and the "Counsellors Service Co-Administration Agreement," respectively). The services provided by, and the fees payable by a Fund to, Warburg under the Advisory Agreement, PFPC under the PFPC Co-Administration Agreement and Counsellors Service under the Counsellors Service Co-Administration Agreement are described in the Prospectuses. Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, PFPC and Counsellors Service in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. See the Prospectuses, "Management of the Funds."

Advisory Fees paid to Warburg (portions of fees waived, if any, are noted in parenthesis next to the amount earned)



                                    Fiscal year ended            Fiscal year ended             Fiscal year ended
                                    October 31, 1995              October 31, 1996              October 31, 1997
                                ------------------------    --------------------------    --------------------------
Fixed Income Fund               $ 555,483     ($162,585)    $   648,732     ($163,311)    $   973,381     ($151,599)
Global Fixed Income Fund        $ 773,318     ($435,848)    $ 1,031,630     ($514,200)    $ 1,783,032     ($707,931)
Intermediate Government Fund
                                $ 253,734     ($226,320)    $   254,649     ($196,577)    $   234,862     ($133,433)
New York Municipal Fund
                                $ 316,050     ($168,856)    $   301,602     ($102,812)    $   332,574     ($ 65,877)



Co-Administration Fees paid to PFPC (portions of fees waived, if any, are noted in parenthesis next to the amount earned)



                                  Fiscal year ended            Fiscal year ended               Fiscal year ended
                                  October 31, 1995             October 31, 1996                October 31, 1997
                               -----------------------     ------------------------         -------------------------
Fixed Income Fund              $111,097      ($41,568)      $117,711      ($28,629)           $97,338
Global Fixed Income
     Fund                      $ 92,798      ($49,312)      $109,014      ($58,514)           $89,151
Intermediate Government
     Fund                      $ 51,914      ($41,568)      $ 47,013      ($36,869)           $23,486       ($22,971)
New York Municipal
     Fund                      $ 79,012      ($33,063)      $ 68,978      ($25,703)           $41,572



Co-Administration Fees paid to Counsellors Service



                                    Fiscal year ended            Fiscal year ended            Fiscal year ended
                                    October 31, 1995             October 31, 1996             October 31, 1997
                                    ----------------             ----------------             ----------------
Fixed Income Fund                     $  111,097                   $  129,747                   $  194,676
Global Fixed Income
     Fund                             $   77,332                   $  103,163                   $  178,303
Intermediate Government
     Fund                             $   50,747                   $   50,930                   $   46,972
New York Municipal
     Fund                             $   79,012                   $   75,401                   $   83,144


Custodian and Transfer Agent


            PNC Bank, National Association ("PNC") serves as custodian of each Fund's assets pursuant to a custodian agreement (the "PNC Custodian Agreements"). State Street Bank & Trust Company ("State Street") serves as custodian of the Fixed Income

Fund's and the Global Fixed Income Fund's non-U.S. assets pursuant to a custodian agreement (the "State Street Custodian Agreement") (collectively, the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with a Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Global Fixed Income Fund. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



            State Street serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which State Street (i) issues and redeems shares of a Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.


Organization of the Funds


            The Fixed Income Fund's and New York Municipal Fund's Agreement and Declaration of Trust (the "Trust Agreements") and the Global Fixed Income Fund's and Intermediate Government Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares.


            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

            All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing


            The Funds have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. For the fiscal year ended October 31, 1997, the Fixed Income and Global Fixed Income Funds paid $5,970 and $24,956 respectively, in 12b-1 fees in connection with the Fund's Advisor Shares, all of which were paid to Institutions.


            An Institution with which a Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed);
(iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

            General. The Distribution Plans and 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors/Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors/Trustees"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plans or the 12b-1 Plans may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plans or the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the Advisor Shares of a Fund.

            ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

            Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by Warburg is available to investors in a Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.


                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. Subject to the restrictions on exchange purchases contained in the Common Share Prospectus and any other applicable restrictions, this privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.



                  Subject to the restrictions described above, upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                  As described above and in the New York Municipal Fund's Prospectuses, the New York Municipal Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


                  Each of the Funds intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If a Fund qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.



                  A Fund's short sales against the box, if any, and transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.


                  A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


                  Each shareholder will receive an annual statement as to the United States federal income tax status of his dividends, distributions and deemed distributions attributable to undistributed capital gains made by a Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of a Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. In the case of the New York Municipal Fund, any taxable distributions from the Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.


                  Special Tax Considerations Regarding the New York Municipal Fund. Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income, New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" (or persons related thereto) of a facility financed by such bonds. Similar rules apply for purposes of New York State and New York City personal income tax.

                  Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

                  In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profit tax, or the federal excess net passive income tax. Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are included in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

                  While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss. The maximum tax rate for individuals imposed on net capital gains is 28% whereas the maximum marginal income tax rate is 39.6%. Up to the 28% maximum, all capital gains, whether long-term or short-term, are taxed as ordinary income.

                  Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                  If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

                  Dividends derived by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York's personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned on that day.

                  It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to state or city franchise or corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from state or city personal income tax.

                  Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York franchise tax or New York corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

                  Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.


Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)


                  If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.


                  Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
          CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                          DETERMINATION OF PERFORMANCE


                  From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to a Fund's Common and/or Advisor Shares, the Fund's average annual total return for the periods ended October 31, 1997 were as follows:


Performance (Common Shares)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)




                                                                                                            Period from the
                                                                                                              commencement
                                          One-Year                          Five-Year                        of operations
                                          --------                          ---------                        -------------
Fixed Income Fund                      9.78%     (9.70%)                  7.93%     (7.79%)                 8.27%     (8.10%)
                                       ---------------                    ---------------                   ---------------
(commenced operations on
August 17, 1987)

Global Fixed Income
Fund
(commenced operations on               5.76%     (5.38%)                  8.13%     (7.41%)                 8.47%     (7.21%)
                                       ---------------                    ---------------                   ---------------
November 1, 1990)
Intermediate Government
Fund
(commenced operations on               6.99%     (6.63%)                  6.19%     (5.77%)                 8.19%     (7.53%)
                                       ---------------                    ---------------                   ---------------
August 22, 1988)
New York Municipal
Fund
(commenced operations on               5.83%     (5.75%)                  6.07%     (5.89%)                 5.98%     (5.41%)
                                       ---------------                    ---------------                   ---------------
April 1, 1987)

Performance (Advisor Shares)

(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)



                                                                                     Period from the
                                                                                     commencement of
                                                      One-Year                          operations
                                                      --------                          ----------
Fixed Income Fund                                9.51%      (9.38%)                  10.20%          (10.08%)
(Advisor Class commenced operations on           ----------------                    ----------------------
July 3, 1996)

Global Fixed Income Fund                         5.18%      (4.72%)                   7.11%           (6.69%)
(Advisor Class commenced operations on           ----------------                    ----------------------
August 12, 1996)

Intermediate Government Fund                           N/A                            2.22%
(Advisor Class commenced operations on           ---------                           -----
August 15, 1997)

New York Municipal Fund                          5.19%                                4.90%
(Advisor Class commenced operations on           ----                                -----
August 5, 1996)


                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investor should note that the performance may not be representative of the Fund's total return over longer market cycles.

                  A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be.

                  Yield is calculated by annualizing the net investment income generated by a Fund over a specified thirty-day period according to the following formula:

                           YIELD = 2[(  a-b   +1)(6)-1]
                                      -------
                                          cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


                                        30-day annualized current yield
Fund (Common/Advisor Shares)                 as of October 31, 1997
----  ---------------------                  ----------------------
Fixed Income Fund                              5.99%/5.74%
Global Fixed Income Fund                       6.13%/5.63%
Intermediate Government Fund                   5.67%/5.23%
New York Municipal Fund                        3.86%/1.07%



                  Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 1997 was 7.01%.


                  The performance of a class of a Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 1997 that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



                  Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS


                  As of January 30, 1998, there were no persons (other than Mr. Furth, see "Management of the Fund") that owned of record 5% or more of a Fund's outstanding shares.



FIXED INCOME FUND                       Common Shares      Advisor Shares
                                        -------------      --------------
Charles Schwab & Co., Inc.*                 27.21%
Reinvest Account
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

IN Trust*                                                      99.99%
c/o Brian Frambes
3435 Stelzer Road, Ste. 1000
Columbus, OH  43219-6004

Nat'l Financial Svcs. Corp.*                 8.97%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Smith Barney Inc.*                          11.46%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483



GLOBAL FIXED INCOME FUND                Common Shares      Advisor Shares
                                        -------------      --------------
Charles Schwab & Co., Inc.*                 40.62%
Reinvest Account
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Corelink Financial Inc.*                                      16.99%
P.O. Box 4054
Concord, CA  94524-4054

Nat'l Financial Svcs. Corp.*                19.85%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Prudential Securities Inc.*                  6.53%
For Exclusive Benefit of Customer PC
1 New York Plaza
New York, NY  10004-1902

SBT & CO FBO 8134*                                             79.98%
PO Box 8469
La Jolla, CA  92038-8469

Smith Barney Inc.*                           7.04%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483



INTERMEDIATE GOVERNMENT FUND            Common Shares       Advisor Shares
                                        -------------       --------------
Charles Schwab & Co., Inc.*                  20.74%
Reinvest Account
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Albert J. Lagerman                                             98.15%
Gene W. Reisinger TTEES
Family Practice Center PC
401k Trust
307 E. Chestnut Street
Mifflinburg, PA  17844-9678

Nat'l Financial Svcs. Corp.*                 11.91%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



NEW YORK MUNICIPAL FUND                 Common Shares      Advisor Shares
                                        -------------      --------------
Boston Financial Data Services, Inc.*                          34.08%
Corporate Actions Reinvest
Audit Acct. #2 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Boston Financial Data Services, Inc.*                          34.09%
Corporate Actions Fiduciary
Audit Acct. #4 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Boston Financial Data Services, Inc.*                          31.83%
Corporate Actions Cash
Audit Acct. #1 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Christopher W. Brody                           7.69%
30 East 71st Street
New York, NY  10021-4956

Charles Schwab & Co., Inc.*                    9.30%
Reinvest Account
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122



* The Funds believe that these entities are not the beneficial owner of shares held of record by them.



                  Mr. Lionel I. Pincus, Chairman of the New York Municipal Fund's Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 26.3%, 34.9% and 51.3% of the Common Shares outstanding of the Fixed Income, Intermediate Government and New York Municipal Funds, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report, dated October 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings


                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


                  NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.


                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                               OTHER INFORMATION

Item 24.             Financial Statements and Exhibits

        (a)      Financial Statements relating to Common Shares

                 (1)  Financial Statements included in Part A:
                      (a)  Financial Highlights

                 (2)  Financial Statements included in Part B
                      (incorporated by reference to the Fund's Annual

                      Report dated October 31, 1997):

                      (a)  Report of Coopers & Lybrand L.L.P.,
                           Independent Accountants
                      (b)  Statement of Net Assets
                      (c)  Statement of Operations
                      (d)  Statement of Changes in Net Assets
                      (e)  Financial Highlights
                      (f)  Notes to Financial Statements

        (b)      Exhibits:


    Exhibit No.            Description of Exhibit
    -----------            ----------------------
       1(a)                Articles of Incorporation.(1)

        (b)                Articles Supplementary.(2)

       2(a)                Amended and Restated By-Laws.(1)

        (b)                Amendment to By-Laws.

       3                   Not applicable.

       4                   Form of Stock Certificates.(3)

       5                   Investment Advisory Agreement.(2)






-------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission in January 16, 1996.

(2) Incorporated by reference to Post-Effective Amendment No.9 to Registrant's Registration Statement on Form N-1A, filed on Feburary 11, 1997.

(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

    Exhibit No.            Description of Exhibit
    -----------            ----------------------
       6                   Form of Distribution Agreement.(1)

       7                   Not applicable.

       8 Form of Custodian Agreement with PNC Bank, as amended.(4)

       9(a)                Form of Transfer Agency Agreement with State Street
                           Bank & Trust Company.(5)

        (b)                Form of Co-Administration Agreement with Counsellors
                           Funds Service, Inc.(5)

        (c)                Form of Co-Administration Agreement with PFPC Inc.(5)

        (d)                Forms of Services Agreements.(6)

      10 Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

      11                   Consent of Coopers & Lybrand L.L.P., Independent
                           Accountants.

      12                   Not applicable.

      13                   Form of Purchase Agreement.(4)

      14                   Form of Retirement Plans.(7)






-------------------------
(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(6) Incorporated by reference; material provisons of this exhibt substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(7) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).


(continued)

    Exhibit No.            Description of Exhibit
    -----------            ----------------------
      15(a)                Form of Shareholder Services Plan. (8)

        (b)                Form of Distribution Plan. (8)

      16                   Schedule for Computation of Total Return and Yield
                           Quotations relating to Common Shares.

      17(a)                Financial Data Schedule relating to Common Shares.

        (b)                Financial Data Schedule relating to Advisor Shares.

      18                   Form of Rule 18f-3 Plan.(2)






-------------------------
(8) Incorporated by reference; material provisions of this exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Major Foreign Markets Fund, Inc. (formerly known as Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.) filed on November 5, 1997 (Securities Act File No. 333-39611).

Item 25.         Persons Controlled by or Under Common Control with Registrant


                 From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has five wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; and Warburg Pincus Asset Management International, Inc., a Delaware corporation.


Item 26.         Number of Holders of Securities


                                                     Number of Record Holders
                       Title of Class                As of January 30, 1998
                       --------------                ----------------------
                 Common Shares                                  419

                 Advisor Shares                                 4


Item 27.         Indemnification


                 Registrant and officers and directors or trustees of Warburg, Counsellors Securities Inc. ("Counsellors Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.


Item 28.         Business and Other Connections of Investment Adviser


                 Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.         Principal Underwriter


                 (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.


                 (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

Item 30.         Location of Accounts and Records

                 (1)  Warburg, Pincus Intermediate Maturity
                      Government Fund, Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (Fund's Articles of Incorporation, by-laws and minute books)

                 (2)  State Street Bank and Trust Company
                      225 Franklin Street
                      Boston, Massachusetts  02110
                      (records relating to its functions as transfer agent and dividend disbursing agent)

                 (3)  PFPC Inc.
                      400 Bellevue Parkway
                      Wilmington, Delaware  19809
                      (records relating to its functions as
                      co-administrator)

                 (4)  Counsellors Funds Service, Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (records relating to its functions as
                      co-administrator)

                 (5)  PNC Bank, National Association
                      1600 Market Street
                      Philadelphia, Pennsylvania  19103
                      (records relating to its functions as custodian)

                 (6)  Counsellors Securities Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (records relating to its functions as distributor)


                 (7)  Warburg Pincus Asset Management, Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (records relating to its functions as investment adviser)


                 (8)  Boston Financial Data Services, Inc.
                      2 Heritage Drive
                      North Quincy, Massachusetts 02171
                      (records relating to its functions as transfer agent and dividend disbursing agent)

Item 31.         Management Services

                 Not applicable.

Item 31.         Undertakings

                 (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                 (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 17th day of February, 1998.


                                  WARBURG, PINCUS INTERMEDIATE MATURITY
                                         GOVERNMENT FUND, INC.



                                       By:/s/  Eugene L. Podsiadlo
                                          ------------------------------
                                               Eugene L. Podsiadlo
                                                    President


                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.


          Signature                                    Title                              Date
          ---------                                    -----                              ----
/s/ John L. Furth                      Chairman of the Board of Directors          February 17, 1998
-----------------------------
    John L. Furth

/s/ Eugene L. Podsiadlo                President                                   February 17, 1998
-----------------------------
    Eugene L. Podsiadlo

/s/ Howard Conroy                      Vice President and Chief Financial          February 17, 1998
-----------------------------          Officer
    Howard Conroy

/s/ Daniel S. Madden                   Treasurer and Chief Accounting              February 17, 1998
-----------------------------          Officer
    Daniel S. Madden

/s/ Richard N. Cooper                  Director                                    February 17, 1998
-----------------------------
    Richard N. Cooper

/s/ Jack W. Fritz                      Director                                    February 17, 1998
-----------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten                  Director                                    February 17, 1998
-----------------------------
    Jeffrey E. Garten

/s/ Thomas A. Melfe                    Director                                    February 17, 1998
-----------------------------
    Thomas A. Melfe

/s/ Arnold M. Reichman                 Director                                    February 17, 1998
-----------------------------
    Arnold M. Reichman

/s/ Alexander B. Trowbridge            Director                                    February 17, 1998
-----------------------------
    Alexander B. Trowbridge

                               INDEX TO EXHIBITS

Exhibit
  No.          Description of Exhibit
  --           ----------------------
 2(b)          Amendment to By-Laws.

10 Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

11             Consent of Coopers & Lybrand L.L.P., Independent Accountants.

16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

17(a)          Financial Data Schedule relating to Common Shares.

  (b)          Financial Data Schedule relating to Advisor Shares.